UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2005

                             Jane Butel Corporation
                             ----------------------

             (Exact name of registrant as specified in its charter)


           Florida                       000-50104              65-0327060
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   (State  or  other  jurisdiction     (Commission  File        (IRS Employer of
          incorporation)                  Number)          Identification  No.)



               400 Gold Ave. SW, Suite 750, Albuquerque, NM 87102
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               (Address of principal executive offices) (Zip Code)

                                 (505)  314-0787
                                 ---------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.01  Changes in Control of Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 26, 2005, our Board of Directors appointed Antonio R. Torruella, Stephanie Stans Warren, Paul M. Beleckas, and Tania Mercedes Torruella to the Board of Directors. Ms.Torruella will also serve as Chairperson of the Board of Directors. On July 28, 2005, the Board appointed Ms. Torruella Chief Executive Officer.

On July 28, 2005, our Board of Directors appointed Dennis Bryson Chief Financial Officer and Principal Accounting Officer.

Tania Torruella is a founding partner of Bootie Beer Company and has been with the Company since its inception in 2001. Prior to founding Bootie Beer, Ms. Torruella was Vice President at Merrill Lynch, Pierce, Fenner and Smith Incorporated in the private client group from 1999 to 2001. Prior to joining Merrill Lynch, Ms. Torruella was an executive vice president at Morgan Stanly Dean Witter. Ms. Torruella also worked in marketing and public relations for Don Q Run, Destillaria Serralles. Ms. Torruella holds a BA from Samford University with an emphasis in Finance.

In August 2001, the New York Stock Exchange Division of Enforcement received a Uniform Termination Notice for Securities Industry Registration ("Form U-5") reporting that Ms, Torruella was terminated on July 5, 2001 after Merrill received numerous customer complaints concerning her activities as a registered representative. According to the U-5 filing, Ms. Torruella violated industry standards of conduct and Merrill policies, including those regarding the exercise of discretion and suitability. In February 2002, the Enforcement division of the New York Stock Exchange requested Ms. Torruella to appear for on-the-record testimony at the Exchange's offices in New York. Ms. Torruella, at the advice of her legal counsel, was advised not to appear at that hearing due to ongoing arbitration between herself and Merrill. Due to the non-appearance of Ms. Torruella at that hearing, the New York Stock Exchange Division of Enforcement found her guilty of violating Exchange Rule 477 by failing to comply with written requests by the Exchange to appear and give on-the-record testimony concerning matters that occurred prior to the termination of her status as an employee of a member firm. The penalty was that Ms. Torruella was censured and permanently barred from membership, allied membership, approved person status, and from employment or association with any member or member organization.

Dennis  Bryson  joined  Bootie  Beer  Company  in  2003  and serves as its Chief
Financial Officer. Mr. Bryson is responsible for the financials and implementation of strategic cash flows for the Company. Prior to joining Bootie Beer, Mr. Bryson was Executive Vice President of Finance for Jim Taylor Corporation, a wholesale beer company, from 1974 to 2003. Additionally, Mr. Bryson served as Senior Audit Supervisor for Price Waterhouse from 1969 to 1974. Mr. Bryson holds a BA in Accounting from Thiel College.

Antonio Torruella serves as Director of Bootie Beer Company and is a trustee of the Torruella Family Trust which is one of our major shareholders. Mr. Torruella has also been a real estate developer for the past thirty years. Prior to his affiliation with Bootie Beer, Mr. Torruella was a Test Engineer with Boeing from 1984 to 1990, an Orange Julius Franchisee from 1970 to 1995, and was Chairman of the Advisory Board for Colonial Bank from 1974 to 1987. From 1963 to 1984, he was a Problem Assessment Manager as well as a Quality Control Engineer for NASA. Mr. Torruella earned his Masters in Industrial and Management Engineering from Columbia University, after attending the University of Puerto Rico and the U.S. Naval Academy, where he received his BS in Mechanical Engineering.

Paul Beleckas serves as President and Director of Bootie Beer Company. Mr. Beleckas joined Bootie Beer in 2004 as Vice President of sales. Mr. Beleckas' primary duties include vendor relations, distribution chain development, long-term sales and marketing strategies, marketing budgeting, as well as planning the national roll-out. From 2001 to 2004, Mr. Beleckas was National Accounts Manager for Mike's Hard Lemonade, where he was responsible for introducing all chain accounts in the Southeast to the Mike's Brand. From 1995 to 2000, Mr. Beleckas worked for Barton Beers, where he managed all business relationships in the Southeast. Mr. Beleckas was Chain Accounts Manager for the Jim Taylor Corporation from 1987 to 1995. During this time, Mr. Beleckas facilitated business interactions between major chain accounts, was responsible for procurement of advertising activity, new product authorizations,and marketing strategies. Mr. Beleckas received his BS in business management from Florida State University.

Stephanie S. Warren is a Sales Executive for Computer Associates International, Inc. Ms. Warren joined Computer Associates in 1995 as a Client Service Representative and was promoted to Sales Executive in 1996. Prior to joining Computer Associates, Ms. Warren worked in the retail industry as a manager responsible for various merchandising and sales functions. Ms. Warren serves on the Board of Directors of The Stans Foundation, a not-for-profit organization. Ms. Warren earned her bachelor's degree from the University of Florida.

At the current time, we do not have formal compensation arrangements or employment agreements with our officers or directors.

On July 27, 2005, our Board of Directors accepted the resignation of Theodore Smith as Director and on July 28, 2005, accepted the resignation of Douglas D'Agata as Director and Interim Chief Executive Officer.

Mr. Torruella, our director, is the father of Ms. Torruella, our Chief Executive Officer and Chairperson. Both Mr. & Ms. Torruella have holdings in the Torruella Family Trust which is a majority shareholder in our Company. Ms. Warren is a member of the Stans Family Trust which currently owns more than 10% percent of our outstanding shares of common stock.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


Item  9.01  Financial  Statements  and  Exhibits.

(c)  Exhibits:

EXHIBIT NUMBER     DESCRIPTION

17.1              Resignation  of  Theodore  Smith,  dated  July  27,  2005.
17.2              Resignation  of  Douglas D'Agata,  dated  July  28,  2005.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jane  Butel  Corporation  Registrant



Date:  August 1,  2005    By:     /s/ Tania Torruella
                                   -------------------
                                  Tania Torruella
                                  Chief  Executive  Officer
                                  Chairperson of the Board